UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2013

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Adoption of 2013 Performance Incentive Plan

On February 19, 2013, the stockholders of Navistar International Corporation (the “Company”) adopted the Company’s 2013 Performance Incentive Plan (“2013 PIP”). The 2013 PIP provides for the grant of annual cash incentive awards to all employees (including the Company’s executive officers), and stock options, restricted stock or stock unit awards, stock appreciation rights and other stock-based awards to all employees (including the Company’s executive officers), any consultants of the Company and its subsidiaries, and all non-employee directors serving on the Company’s board of directors (the “Board”).

The 2013 PIP is materially consistent with the terms of the 2004 Performance Incentive Plan, as amended (the “2004 PIP”) and will replace the 2004 PIP on a prospective basis. The 2013 PIP provides for 3,665,500 shares of the Company’s common stock (the “Common Stock”) to be issued pursuant to awards made under the 2013 PIP (all of which may be issued as incentive stock options). In addition, shares subject to awards under the 2013 PIP as well as certain pre-existing plans that are canceled, expired, forfeited, settled in cash, tendered to satisfy the purchase price of an award, withheld to satisfy tax obligations or otherwise terminated without a delivery of shares to the award recipient again become available for awards under the 2013 PIP. As of January 31, 2013, an aggregate of approximately 4,500,000 shares subject to outstanding awards under the pre-existing plans may become available for issuance under the 2013 PIP.

Under the 2013 PIP, no participant may be granted during any fiscal year: (1) stock options and/or stock appreciation rights that are exercisable for more than 1,000,000 shares of Common Stock in the aggregate; (2) restricted stock and/or stock units covering or relating to more than 1,000,000 shares of Common Stock in the aggregate; (3) other stock-based awards covering or relating to more than 1,000,000 shares of Common Stock in the aggregate, or if denominated in cash, having a value, determined on the date of grant, in excess of $4,000,000; or (4) any cash incentive awards having a value, as of the date of grant, in excess of $4,000,000.

The Compensation Committee of the Board has been designated by the Board to administer all awards under the 2013 PIP for employees and consultants, and the Nominating and Governance Committee, or the Board itself, has been designated by the Board to administer all awards under the 2013 PIP for non-employee directors (as applicable, the “Committee”). The Committee may amend, modify, or terminate the 2013 PIP, at any time, except that stockholder approval is required for any amendment that would (1) increase the number of shares of Common Stock available for issuance under the 2013 PIP or increase the limits applicable to awards under the 2013 PIP; (2) lower the exercise price of a stock option or stock appreciation right grant value below 100% of the fair market value of the Common Stock on the date of grant; (3) remove the prohibition on repricing set forth in the 2013 PIP; or (4) require stockholder approval as a matter of law or under rules of the NYSE.

The foregoing description of the 2013 PIP is qualified in its entirety by reference to the full text of the 2013 PIP, a copy of which is attached as Exhibit 10.1 to this report and hereby incorporated herein by reference.

Executive Long-Term Incentive Equity Awards

On February 18, 2013, the Compensation Committee of the Board approved the fiscal year 2013 long-term incentive equity grant awards, which were approved subject to our stockholders’ approval of the 2013 PIP, with an effective date of grant of February 19, 2013, to certain employees, including the Company’s principal financial officer and other named executive officers (the “2013 Long-Term Incentive Equity Grants”). The 2013 Long-Term Incentive Equity Grants will be awarded under, and are subject to the terms and conditions of, the 2013 PIP.

The terms applicable to the 2013 Long-Term Incentive Equity Grants are attached as Exhibit 10.2 to this report and hereby incorporated herein by reference.

John J. Allen Retention Award

On February 18, 2013, the Compensation Committee of the Board approved a retention grant to Mr. John Allen, President of North America Trucks and Parts, in the form of 36,914 restricted stock units with a grant date fair value of approximately $1,000,000 (the “Retention Award”). The Retention Award, which was approved subject to our stockholders’ approval of the 2013 PIP, will be effective as of February 19, 2013 and will vest in its entirety on February 19, 2016. The Retention Award will be awarded under, and will be subject to the terms and conditions of, the 2013 PIP. In addition, if Mr. Allen’s employment is terminated by us without “Cause” prior to February 19, 2016, the Retention Award will become fully vested on the date of termination.

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held its Annual Meeting of Stockholders on February 19, 2013 (the “Annual Meeting”). Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter.

Proposal 1.   The following nominees were elected to the Board of Directors to serve a one-year term expiring at the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualified. There were no abstentions with respect to this matter. There were 6,939,055 broker non-votes with respect to this matter. The results of the voting for the election of directors were as follows:

Nominee	Votes For	Votes Withheld
John C. Pope	60,378,462	5,426,082
Vincent J. Intrieri	63,368,394	2,436,150
Michael N. Hammes	59,197,350	6,607,194
Mark H. Rachesky	61,033,702	4,770,842
Samuel J. Merksamer	61,046,806	4,757,738
General (Retired) Stanley A. McChrystal	61,423,081	4,381,463

The names of the remaining directors who did not stand for election at the Annual Meeting and whose terms of office as directors continued after such meeting are Lewis B. Campbell, James H. Keyes, John D. Correnti and Dennis D. Williams. Mr. Williams fills a seat that is appointed by the United Automobiles, Aerospace and Agricultural Implement Workers of America (the “UAW”) and is not elected by stockholders. His term of office continues until his removal by the UAW.

Proposal 2.   The Company’s stockholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2013. There were no broker non-votes with respect to this matter. The results of the voting for the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2013 were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
72,457,081	176,486	110,032	0

Proposal 3.   The Company’s stockholders voted against the non-binding advisory vote on executive compensation. The results of the voting on the non-binding advisory vote on executive compensation were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
11,734,244	48,518,395	5,551,905	6,939,055

Proposal 4.   The Company’s stockholders approved the Company’s 2013 Performance Incentive Plan. The results of the voting on the Company’s 2013 Performance Incentive Plan were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
64,439,629	1,209,228	155,687	6,939,055

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

10.1*	Navistar International Corporation 2013 Performance Incentive Plan.

10.2*	Fiscal Year 2013 Long-Term Equity Grant award description to named executive officers.

*	Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Andrew J. Cederoth
Name: Title:	Andrew J. Cederoth Executive Vice President and Chief Financial Officer

Dated: February 19, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Navistar International Corporation 2013 Performance Incentive Plan.

10.2*	Fiscal Year 2013 Long-Term Equity Grant award description to named executive officers.

*	Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.